EXHIBIT 10.24A

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COMTEC PROCESSING AND PRODUCTION SERVICES AGREEMENT

This PROCESSING AND PRODUCTION SERVICES AGREEMENT (“Agreement”), is made and entered into effective this 18th day of June 2003 (“Effective Date”), by and between ComTec Incorporated (“ComTec”). located at 6 Just Road Fairfield, NJ, 07004-3408 and Time Warner Cable Inc., a Delaware corporation (“TWC”), located at 290 Harbor Drive, Stamford, CT 06902-6732.

NOW, THEREFORE, in consideration of mutual covenants and agreements contained herein, the parties agree to as follows:

1. DEFINITIONS. As used herein, the following terms shall have the meanings set forth below:

“Affiliate” shall mean AOL Time Warner Inc., Time Warner Entertainment-Advance/Newhouse Partnership. TWT Cable, Inc., Time Warner Cable Capital, L.P., Time Warner Entertainment Company, L.P., and/or Time Warner Inc., or any successor-in-interest of any of the foregoing, or any entity that is majority-owned by TWC and/or one or more of the foregoing entities (TWC and each of the foregoing entities, a “TW Company”), or any corporation, partnership, limited liability company or other entity which is managed in whole or in significant part by any TW Company or through managers designated by any TW Company.

“Affiliate Addendum” shall mean an addendum, in substantially the form attached hereto as Exhibit A, executed by an Affiliate or by TWC on behalf of such Affiliate.

“Average Monthly Amount” shall mean all amounts paid by all Clients (excluding postage amounts and shipping charges) to ComTec during the eight month period preceding any claim that arises (including amounts paid by Clients under the Prior Agreements where this Agreement has not been in effect for eight months at the time that a claim arises) divided by 8.

“Clients” shall mean TWC and each Affiliate that is bound by an Affiliate Addendum.

“Control” (including the terms “controlling,” “controlled by” and “under common control with”) shall mean, in relation to any business entity, the ownership directly or indirectly of fifty percent (50%) or more of the outstanding voting securities or capital stock of such business entity, or any other comparable equity or ownership interest with respect to a business entity other than a corporation, or the possession, either directly or indirectly, of the legal power to direct or cause the direction of the general management of the entity in question, whether through the ownership of voting equity interests, by contract, or otherwise.

“Initial Clients” shall mean the following Affiliates of TWC which shall each become bound by an Affiliate Addendum as of the Effective Date: Kansas City Cable Partners, L.P.; Staten Island Cable, LLC; and Time Warner Entertainment-Advance/Newhouse Partnership, Albany Division; Time Warner Entertainment-Advance/Newhouse Partnership, Austin Division; Time Warner Entertainment-Advance/Newhouse Partnership. Charlotte Division; Time Warner Entertainment-Advance/Newhouse Partnership, Greensboro Division; TWC, Maine Division; Time Warner Entertainment Company, L.P., Memphis Division; TWC, Minneapolis Division; Time Warner Entertainment Company, L.P., Shreveport Division; Time Warner Entertainment – Advance/Newhouse Partnership, Syracuse Division; Time Warner Entertainment-Advance/Newhouse Partnership, Waco Division; and, Time Warner Entertainment-Advance/Newhouse Partnership, Eastern Carolina Division.

“Products” shall mean any software or other products licensed or otherwise provided by ComTec to Clients under this Agreement, including but not limited to those described on Exhibit B hereto and/or as listed on Exhibit C hereto.

“Services” shall mean the processing, print and mail and other services provided by ComTec under this Agreement, including but not limited to those described on Exhibit B hereto and/or as listed on Exhibit C hereto.

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

2. TERM. This Agreement shall commence as of the Effective Date and shall continue for so long as any Affiliate Addendum (whether executed as of the Effective Date or thereafter) is in effect (“Term”). The term of each Affiliate Addendum shall be as set forth in such Affiliate Addendum (“Affiliate Addendum Term”); provided, however, that no Affiliate Addendum may provide for the automatic renewal of such Affiliate Addendum, but rather, any such renewal must be agreed to in writing in an amendment to such Affiliate Addendum signed by both ComTec and the applicable Affiliate. As of the Effective Date, all agreements previously executed with any of the Initial Clients (“Prior Agreements”) shall terminate and be of no further force or effect; provided, however, that notwithstanding any other provision of this Agreement, any products, materials or services provided to a Client under a Prior Agreement but not listed in Exhibits B or C shall continue to be provided to such Client during the Affiliate Addendum Term for such Client for the price set forth in the Prior Agreement (subject to ComTec’s obligations under Section 9 below to offer each Client most favored customer pricing) but the general terms and conditions of this Agreement shall hereafter apply to the provision of such materials, Services or Products to such Client by ComTec.

3. SERVICES AND PRODUCTS.

(a) ComTec shall provide the Services and Products to Clients for the prices set forth on Exhibit C hereto (“Pricing Schedule”). ComTec may annually raise, based on the Consumer Price Index, the price of the SPC (as defined on the Pricing Schedule) set forth on the Pricing Schedule with respect to a particular Client only if, and to the extent, specifically described in such Client’s Affiliate Addendum. Any Affiliate may, by notice to ComTec from time to time, add or remove cable systems with respect to which it will receive Services and Products under its Affiliate Addendum. TWC shall not be liable for any obligations of its Affiliates that are Clients hereunder and no Affiliate that is a Client hereunder shall be liable for the obligations of TWC or any other Client hereunder. Clients understand and agree that ComTec may perform the Services and license or provide the Products to third parties. Each Affiliate that is a Client hereunder shall use ComTec as such Affiliate’s sole and exclusive provider of services for the printing and mailing, through the United States Postal Service (“USPS”), of its subscribers’ monthly bill statements: provided, however, that such obligation shall not apply with respect to any cable system acquired by such Affiliate for the term (which shall not include any optional renewals) of any existing agreement with a different print and mail vendor applicable to such cable system. Notwithstanding the foregoing, under no circumstances shall such obligation be deemed to apply to the generation or viewing of images of subscriber bill statements or to electronic presentment or payment of subscriber bill statements (collectively, “Electronic Billing”) and ComTec understands and agrees that Clients may purchase or receive services from third parties, and license or receive products from third parties, that are similar to the Services and Products with respect to Electronic Billing. For the avoidance of doubt, TWC shall not be subject to any exclusivity obligation hereunder and ComTec acknowledges that TWC has and/or may in the future enter into agreements with other print and mail vendors for the purchase or receipt of services and products that ate similar to the Services and Products.

(b) A Client may modify specifications for a particular Service by furnishing revised specifications in writing to ComTec, which completely replace the previous specifications. If such a modification would result in significant out-of-pocket costs for ComTec to perform the required Service, as so modified by such Client, then (i) ComTec shall promptly notify Client of such increased costs and shall set forth in writing and in reasonable detail the basis for calculating any such increase in cost, and (ii) ComTec and such Client shall negotiate in good faith to determine a reasonable price increase for the performance of such Service pursuant to such modified specification. If ComTec and such Client cannot reach mutual agreement on the price relating to such modification, then ComTec shall not proceed with performance of such Service pursuant to such modified specification.

4. SERVICE LEVEL AGREEMENT. **************** ************************************************************* ********************************************************************************************************** ******************************************************************************************************** ********************************************.

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5. DATA SUBMISSION. Data from each Client is to be prepared for ComTec in the agreed format and transmitted to the designated ComTec Output Center no later than ******************************* *********. If the data is erroneous or is not prepared in the agreed format, or it a Client furnishes media which is in unsatisfactory condition for processing, then ComTec shall immediately notify the applicable Client of the problem. If such Client requests that ComTec research or resolve the problem, then a fee equal to the hourly rate for error resolution set forth on the Pricing Schedule may be assessed on the part of ComTee to research or resolve the data or format problem *********’*************************************.** ***********************************. Each Client is responsible for maintaining proper backup of source material sent to ComTec until ComTec has returned the original media to such Client.

6. POSTAGE. All postage service monies are to be provided in advance monthly from each Client. This money shall be used exclusively for the postage costs of such Client and may not be used to satisfy any other unpaid amounts of such Client under this Agreement. ComTec reserves the right to hold any and all mail of a Client if such Client’s postage deposit account does not contain sufficient funds to pay for the actual postage costs to be incurred by ComTec in performing the Services in any month. ******************************************************************************************************** ******************************************************************************************************** ****************************************************************************************************** ********************************************************************************************************** ***************************************************************************************************** *** ********************************************************************************************************** ** ***************************************************************************************************** ** ******************************************************************************************* *************** ****************************************************************************************************** **** *********************************************************************************.

7. INVOICING AND PAYMENT. All Clients shall be aggregated for purposes of determining the applicable fee rate pursuant to the Pricing Schedule (where any such fees fluctuate based on volume); but once such rate(s) have been determined, ComTec shall invoice each Client separately for the fees relating solely to Products and Services provided to such Client. Invoices will be rendered weekly by ComTec to each Client and payment for all invoiced amounts (other than any amount disputed by a Client in good faith) shall be due net ***** from the date of the invoice. Undisputed amounts not paid by a Client within* * * * * of the date of invoice shall be charged a rate of interest equal to * *************** With respect to disputed amounts, once the billing dispute is resolved, payment shall be made by the applicable Client within ******* following such resolution. All payments shall be sent to the following address of ComTec: ComTec, Incorporated, 6 Just Road, Fairfield, NJ, 07004-3408.

8. TAXES. All applicable taxes, fees, levies, imposts, duties, withholding or other taxes, exclusive of those relating to ComTec’s net income (including any interest and penalty thereon) arising from the provision of the Services to a Client are to be paid by such Client. Each Client will indemnify and hold harmless ComTec from and against any liability for such taxes, fees, levies, imposts, duties, withholding or other taxes, exclusive of those relating to ComTec’s net income (including any interest and penalty thereon) arising from the provision of the Services to such Client.

9. *********************************************************** ******* ******** ********** **** * * ********** ************* *********** ***************************************************************** ********* ********** ********* ************************************* *** ********** *************** * *********** ************************* ***************************************************************** ******* ****** **** ******** ******** ******* ************************* ****** ******** ******** ******** ******** *************************** ***************************************************************** **** ****

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

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10. ACCOUNT MANAGEMENT. ComTec agrees to maintain dedicated account management for Clients and to use its best efforts to minimize the turnover of Clients’ account managers. ComTec shall send weekly status reports covering and outlining account information and a description of projects for (a) all Clients to TWC, and (b) for a particular Client to such Client. Upon a Client’s request, ComTec will hold quarterly on site account reviews with each Client. The purpose of these reviews shall be to maintain open lines of communications between Clients and ComTec as well as to share technical information between Clients. ComTec shall hold monthly conference calls for all Clients (collectively, “User Group Meetings”) in order to discuss topics of relevance to Clients and solicit Clients’ input in order to improve ComTec’s level of service provided to Clients including, without limitation, bill design and redesign issues, successful database driven upsell/advertising campaigns on bill statements, future intelligent messaging campaigns, retention strategies, use of planet codes, use of imaging solutions, other marketing, customer service, information technology, and billing and finance issues of Clients. All User Group meetings shall be hosted by ComTec at ComTec’s sole expense.

11. CONFIDENTIAL INFORMATION.

(a) Clients, on the one hand, and ComTec, on the other hand, will treat as confidential all of the following information received by such party hereunder (the “Receiving Party”) that is provided by the other party hereto (the “Disclosing Party”): any information or data that is (i) fixed in a tangible medium (including any electronic medium) and furnished by the Disclosing Party to the Receiving Party under this Agreement and marked as the confidential or proprietary information of the Disclosing Party; or (ii) which, if disclosed orally, is identified by the Disclosing Party at the time as being confidential or proprietary and is confirmed by the Disclosing Party as being Confidential Information in writing within ****** **** after its initial disclosure. In addition, ComTec acknowledges that all information and data relating to the residential or commercial subscribers (“Subscribers”) of a Client, in whatever form provided, shall constitute Confidential Information of such Client. Further, the terms and conditions of this Agreement shall constitute Confidential Information of each party hereto which neither party may disclose without the other party’s prior written consent. The Receiving Party will make the same effort to safeguard the Confidential Information of the Disclosing Party as it does in protecting its own proprietary data but in no event less than reasonable care. All data and other information provided to ComTec by a Client shall remain the exclusive property of such Client. The Receiving Party will not disclose or make available the Confidential Information supplied by the Disclosing Party to anyone other than its employees who have a need to know the information in connection with this Agreement. The Receiving Party shall use the Confidential Information of the Disclosing Party only for the purpose of fulfilling its obligations under this Agreement.

(b) The Receiving Party shall be relieved of the obligations of Section 1l(a) with respect to information it can establish through credible evidence: (i) was in the public domain at the time it was disclosed or has become in the public domain through no fault of the Receiving Party; (ii) was known to the Receiving Party, without restriction, at the time of disclosure as shown by the files of the Receiving Party in existence at the time of disclosure; (iii) was independently developed by the Receiving Party without any use of the Disclosing Party’s confidential information and by employees or other agents of the Receiving Party who have not had access to any of the Disclosing Party’s confidential information; or (iv) became known to the Receiving Party, without restriction, from a source other than the Disclosing Party (which source was not bound by confidentiality restrictions) without breach of this Agreement

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by the Receiving Party and otherwise not in violation of the Disclosing Party’s rights. In furtherance of ComTec’s obligations hereunder and without limiting the foregoing, ComTec agrees that, with respect to any materials that contain personally identifiable information of a Client’s Subscribers that ComTec discards or disposes of under this Agreement, ComTec shall properly shred any such materials in order to avoid a disclosure of such Confidential Information of such Client.

(c) If the Receiving Party is required by any law, rule or regulation of any governmental authority or by order of any court of competent jurisdiction to disclose Confidential Information of the Disclosing Party, the Receiving Party may disclose such Confidential Information to such governmental authority or court to the extent so required, provided, that, the Receiving Party shall: (i) give reasonable notice to the Disclosing Party in advance of such disclosure; (ii) seek confidential treatment of such information from the entity to which the disclosure is made; and (iii) limit disclosure of the Disclosing Party’s Confidential Information to that required to be disclosed.

(d) Upon the termination, cancellation or expiration of this Agreement for any reason or upon the reasonable request of the Disclosing Party, all Confidential Information of the Disclosing Party, together with any copies thereof, shall be returned to the Disclosing Party or, if requested by the Disclosing Party, destroyed, in which case the Receiving Party shall certify that such destruction has occurred.

(e) Each of the parties acknowledges and agrees that the other would be irreparably harmed if any of the Confidential Information were to be disclosed to third parties, or if any use were to be made of the Confidential Information other than that permitted herein, and further agrees that the other shall have the right to seek and obtain injunctive relief (without being required to follow the procedures set forth in Section 17 below) upon any violation of the terms of this Section, in addition to all other rights and remedies available at law or in equity.

(f) The Receiving Party shall defend, hold harmless and indemnify the Disclosing Party and the Disclosing Party’s owners, parent company, partners, affiliates, subsidiaries, agents, officers, directors, managers, or employees (collectively, the “Related Parties”) from any and all losses, damages, liabilities, judgments, settlement amounts, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising from any third party claim, demand, action, suit, proceeding or investigation against the Disclosing Party as a result of the Receiving Party’s breach of its obligations under this Section 11. The Disclosing Party comply with the indemnification procedures set forth in Section 14(d).

12. WARRANTIES.

(a) ComTec shall use due care in processing all work submitted by each Client. ComTec warrants that all statements mailed by ComTec hereunder for a Client shall conform to the format and other specifications agreed to by ComTec and such Client. ComTec shall, at such Client’s option and ComTec’s sole expense, either rerun or credit any job. or any portion of any job, which cannot be used in the normal course of such Client’s business due to errors made by ComTec.

(b) In performing all Services hereunder, ComTec shall assign personnel to complete the Services that are competent, knowledgeable and experienced professionals in the type of Services to be performed pursuant to this Agreement. ComTec warrants that it will perform the Services in a professional and workmanlike manner and in accordance with the highest industry standards. In addition, ComTec warrants that the Products will perform, in all material respects, in accordance with the published specifications for such Products (“Specifications”). In case of breach of the foregoing warranty or any other duty related to the quality of the Services or Products for which a remedy is not provided under subparagraph (a) above, ComTec will promptly correct, replace or re-perform any defective Service or Product or, if not commercially practicable, ComTec will accept the return of the defective Product, or the rejection of such Service, and refund to the applicable Client the amount actually paid to ComTec for such Service or Product.

(c) ************************************************************************************************ ***** ****** ********* ************************************************************************************ *** **** ******* ********************************************************************************** *** ***** ***** ******* *******************.

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Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places

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(d) TO THE FULLEST EXTENT PERMITTED BY LAW, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13. LIMITATION OF LIABILITY. EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS AND CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, AND EXCEPT FOR A PARTY’S WILLFUL MISCONDUCT, UNDER NO CIRCUMSTANCES WILL COMTEC, ON THE ONE HAND, OR CLIENTS, ON THE OTHER HAND, BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF SUCH PARTY IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS AND CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, AND EXCEPT FOR A PARTY’S WILLFUL MISCONDUCT, IN NO EVENT WILL THE AGGREGATE LIABILITY INCURRED BY COMTEC, ON THE ONE HAND, OR CLIENTS, ON THE OTHER HAND, EXCEED AN AMOUNT EQUAL********************** ****************. COMTEC SHALL HAVE NO LIABILITY FOR DAMAGES RESULTING FROM ERRONEOUS OR INCOMPLETE, PROCESSING OR TRANSMISSION OF INFORMATION OR DATA BY CLIENTS.

14. INTELLECTUAL PROPERTY; INFRINGEMENT INDEMNITY AND INDEMNIFICATION PROCEDURES.

(a) All computer software developed and/or utilized by ComTec in conjunction with ComTec’s Services, whether or not Clients have been charged for such software, and all updates, modifications, enhancements and derivative works of such software and all copies thereof shall be and remain owned by and the sole property of ComTec; provided however, that software provided to ComTec by a Client and developed by Client or by a third party for such Client, where title to such software vests in such Client or is licensed to such Client shall remain the property of such Client. All trademarks, service marks, copyrighted material or art or other intellectual property owned or licensed by a Client and provided to ComTec hereunder shall be used solely for the purpose of performing the Services and ComTec shall acquire no right, title or interest therein.

(b) If any action, suit or proceeding is instituted against any Client based upon a claim that any Service or Product, or the systems or software used by ComTec to provide any Service, infringes a copyright, trademark, trade secret or U.S. patent or any other intellectual property of a third party, then ComTec shall indemnify, defend (including, without limitation, by making any interim payment necessary for appeal) and hold such Client and such Client’s Related Parties harmless, at ComTec’s sole expense, and pay the damages and costs finally awarded against such Client and/or its Related Parties in the infringement action or any settlement amount approved by ComTec, but only if such Client complies with the indemnification procedures set forth in subparagraph (d) below.

(c) ComTec shall indemnify and hold harmless Clients and their Related Parties from and against all claims, costs, liabilities, judgments, expenses and damages (including, without limitation, reasonable attorneys’ fees) arising out of or in connection with a breach by ComTec of any of its obligations hereunder including, without limitation, its confidentiality obligations set forth in Section 11 hereof, or any willful misconduct or negligent action or failure to act by ComTec or any of its employees, agents, or representatives.

(d) In the event of a claim by a third party, with respect to which either ComTec or a Client is entitled to indemnification under any provision of this Agreement, the party seeking indemnification (“Indemnified Party”) shall promptly notify the other party (“Indemnifying Party”); provided, however, that any unintentional failure to make such prompt notification shall not relieve the Indemnifying Party of its obligations hereunder unless the Indemnifying Party’s ability to defend such claim is materially prejudiced thereby. The Indemnifying Party shall have sole control over the defense of the claim and any negotiation for its settlement or compromise, and the Indemnified Party shall comply with any reasonable actions required by the Indemnifying Party (at the

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Indemnifying Party’s expense) to minimize the Indemnifying Party’s and/or the Indemnified Party’s liability in the claim, provided such compliance is not, in the reasonable opinion of the Indemnified Party’s counsel, adverse to the Indemnified Party’s interests. However, the Indemnifying Party shall not settle any such claim or alleged claim without first obtaining the Indemnified Party’s prior written consent where the settlement claim might adversely affect the Indemnified Party’s rights, and such consent shall not be unreasonably withheld. In addition, the Indemnified Party may participate in any claim for indemnification under this Agreement using its own counsel at its own expense.

15. INSURANCE. ComTec shall maintain the insurance coverages set forth on Exhibit D hereto in compliance with the terms and conditions set forth on Exhibit D hereto.

16. DISASTER RECOVERY. ComTec shall maintain a business continuity/disaster recovery plan, reasonably acceptable to TWC. which shall describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all “mission-critical business functions” in the event of a business disaster with respect to ComTec and which shall set forth specific time commitments for the restoration of the provision by ComTec of all Services and Products pursuant to this Agreement (“Recovery Deadlines”). For purposes hereof, “mission-critical business functions” (e.g. computer resources, networks, processes, and facilities) are those which, if not operating, would cause the cessation of, or significant adverse impacts upon, the Services or Products provided by ComTec to Clients. ComTec shall comply in all material respects with the business continuity/disaster recovery plan approved by TWC and shall adhere to all Recovery Deadlines in the event of a business disaster. A copy of ComTec’s current business continuity/disaster recovery plan is attached hereto as Exhibit E. In the event of a disaster or other event resulting in the loss by ComTec of any Client’s data, cycle mailings or materials, ComTec shall promptly regenerate such data, resupply such materials and/or reperform the Services, as applicable, at no additional charge to such Client. In the event that ComTec moves performance of the Services to a different output center location as a result of a disaster. *************************************************************************** *********************.

17. ARBITRATION. Any dispute or disagreement arising between ComTec and any Client relating to or arising out of the interpretation or performance of this Agreement shall be resolved by arbitration under the rules then obtaining of the American Arbitration Association by one arbitrator appointed in accordance with such rules, the arbitrator also apportioning the costs of arbitration (including reasonable attorneys fees). The arbitration shall be held in * * * *********, and the arbitrator shall decide the issues presented applying the substantive laws of the State of ***** , other than such laws, rules, regulations and case law that would result in the application of the laws of a jurisdiction other than the ********** . The award of the arbitrator shall be in writing, shall be final and binding upon the parties, shall not be appealed from or contested in any court and may, in appropriate circumstances, include injunctive relief. No party shall, in connection with any proceedings held pursuant to this Section, be required to furnish any bond. Should either party fail to appear or be represented at the arbitration proceedings after due notice in accordance with the rules, then the arbitrator may nevertheless render a decision in the absence of such party and such decision shall have the same force and effect as if the absent party had been present, whether or not it shall be adverse to the interests of such party. Any award rendered hereunder may be entered for enforcement, if necessary, in any court of competent jurisdiction, and the party against whom enforcement is sought shall bear the expenses, including attorneys’ fees, of enforcement. Nothing in this Section shall limit the right of either ComTec, on the one hand, or Clients, on the other hand, to obtain from a court provisional or ancillary remedies such as, but not limited to, injunctive relief, or the appointment of a receiver, before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement.

18. TERMINATION.

(a) Either ComTec or TWC may terminate this Agreement with immediate effect by giving written notice to the other party if the other party:

(i) becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign that, if involuntary, is not dismissed within ****** **** or has wound up or liquidated, voluntarily or otherwise, or has otherwise ceased to conduct in the normal course, its business; or

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(ii) is in material breach of this Agreement and has failed to cure such breach within*** *****, after receipt from the non-breaching party of written notice of breach and intent to terminate if such breach is not cured within such ******* (provided, however, that there shall be no cure period with respect to the reoccurrence of the same material breach within any ********** period and, in such event, the termination shall be effective upon receipt of notice from the terminating party unless a later effective date is specified in such notice), except that this clause (ii) shall not be applicable with respect to breaches committed by a Client other than TWC which shall, instead, be governed by subparagraph (c) below. An example of a material breach by ComTec would be the disclosure of personally identifiable Subscriber information by ComTec. Such example is included herein only for illustrative purposes. Such example is by no means the exclusive grounds on which TWC could claim that a material breach had occurred or an exhaustive list of the acts or omissions of ComTec that may constitute a material breach of this Agreement and shall in no way restrict the facts or circumstances under which TWC may be able to claim that ComTec has materially breached this Agreement.

(b) In addition to, and without limiting the provisions of subparagraph (a) above, if ComTec fails to supply acceptable quality services and products to any Client, or fails to meet the service level agreement requirements set forth in this Agreement with respect to any Client, and ComTec has been given written notice of any such failure and has failed to correct same within ******** of ComTec’s receipt of such notice (provided, however, that there shall be no cure period with respect to the reoccurrence of the same problem within any ********** period), then such Client shall have the right, upon notice to ComTec, to terminate the Affiliate Addendum of such Client. Such termination shall be effective upon the receipt of such termination notice from TWC unless a later effective date is specified in such notice to ComTec.

(c) ComTec may terminate the Affiliate Addendum of a particular Client only if such Client is in material breach of this Agreement and has failed to cure such breach within ******** after receipt of written notice from ComTec provided to such Client, with a copy to TWC, reasonably specifying such failure and stating its intention to terminate this Agreement with respect to such Client if such failure is not cured within such **** period (provided, however, that there shall be no cure period with respect to the reoccurrence of the same material breach within any *********** period and, in such event, the termination shall be effective upon receipt of such notice from ComTec unless a later effective date is specified in such notice).

19. GENERAL.

19.1 Entire Agreement; Permitted Variances of this Agreement in Affiliate Addenda. This Agreement and the exhibits and schedules attached hereto and the Affiliate Addenda constitute the entire agreement and understanding of the parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement. ****** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ****************.

19.2 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then, so long as the remainder of this Agreement is not materially affected by such declaration or finding and is capable of substantial performance, all other provisions of this Agreement shall remain valid and enforceable.

19.3 Amendments and Waivers. No amendment or variation of the terms of this Agreement shall be effective unless it is made or confirmed in a written document signed by both ComTec and TWC. No amendment or variation of the terms of any Affiliate Addendum shall be effective unless it is made or confirmed in a written document signed by both ComTec and the applicable Affiliate and, to the extent required pursuant to Section 19.1, by TWC. No delay in exercising or non-exercise by either party of any of its rights under or in connection with this Agreement shall operate as a waiver or release of that right. Rather, any such waiver or release must be specifically granted in writing signed by the party granting it.

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

19.4 Relationship. In making and performing this Agreement, the parties are acting and shall act as independent contractors. Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship between the parties hereto. Neither ComTec nor Clients shall hold themselves out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

19.5 Subcontracting; Assignment. ComTec shall not subcontract or assign (including without limitation by operation of law or the occurrence of a change of Control) any of its rights or obligations under this Agreement, without the prior written consent of TWC which shall not be unreasonably withheld (i.e. in order to withhold consent to any proposed assignment by ComTec, TWC must reasonably believe that the proposed assignee is adverse to the interests of TWC or that the proposed assignee is not likely to be capable of performing the obligations of ComTec set forth in this Agreement, for example, where the proposed assignee lacks financial stability or TWC has had previous unsatisfactory experiences with the proposed assignee). Further, TWC shall be deemed to have consented to any subcontracting or assignment of this Agreement by ComTec where TWC fails to object to such subcontracting or assignment within sixty days of ComTec’s written request for approval thereof if such written request was provided to TWC in accordance with Section 19.8 and such written request described the proposed subcontracting or assignment in reasonable detail. TWC shall have the right to assign its rights and obligations under this Agreement without ComTec’s consent: (a) to any Affiliate; or (b) to a successor entity in connection with the sale or transfer of all or substantially all of the assets or stock of TWC, or the merger, consolidation, reorganization, spin-off or other business combination of TWC. Each Affiliate that is a Client hereunder shall have the right to assign its rights and obligations under its Affiliate Addendum (i) to any other Affiliate: or (ii) to a successor entity in connection with the sale or transfer of all or substantially all of the assets or equity interests of such Affiliate, any sale or transfer of all or a portion of TWC’s equity interest in such Affiliate, any transfer by TWC (either directly or indirectly) of the power to manage such Affiliate (where such Affiliate was managed either directly or indirectly by TWC as of the date that the applicable Affiliate Addendum was executed), or the merger, consolidation, reorganization, spin-off or other business combination of such Affiliate. The parties agree that any attempted assignment of this Agreement in breach of this Section shall be void and of no effect and shall constitute a material breach of this Agreement. Upon any permitted assignment of this Agreement, the assignor shall have no further obligation hereunder and the other party shall look solely to the assignee for the performance of its obligations hereunder.

19.6 Law and Jurisdiction. This Agreement shall be governed by the laws of the ********** other than such laws that would result in the application of a jurisdiction other than the *********.

19.7 Press Releases and other Publicity. Except for disclosures required by law, each party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other party, which may be granted or withheld in such party’s sole discretion.

19.8 Notices. All notices required or permitted under this Agreement shall be in writing and delivered by hand or courier and shall (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, and (b) if delivered by a reputable overnight courier to the address as provided in this Section, be deemed given on the first business day following the date sent by such overnight courier. The addresses and facsimile numbers of the parties (until written, notice of change shall be given in accordance with this Section) shall be as follows:

If to ComTec:

ComTec, Incorporated

6 Just Road

Fairfield, NJ 07004-3408

****************

****************

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

If to TWC:

Time Warner Cable

290 Harbor Drive

Stamford. CT 06902-6732

Attn: Vice President     *****************

With a required copy to:

Time Warner Cable

290 Harbor Drive

Stamford, CT 06902

Attn: General Counsel

If to any other Client:

At the address provided set forth for such Client in the applicable Affiliate Addendum (with a required copy to TWC as set forth above).

19.9 Force Majeure. Subject to and without limiting ComTec’s obligations under Section 16 above, neither party shall be held responsible for any delay or failure in performance for causes beyond its reasonable control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, power failure, earthquakes or other disasters natural or otherwise.

19.10 Time is of the Essence. Time of performance is of the essence in this Agreement and a substantial and material term hereof.

19.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

19.12 Exhibits and Headings. The Exhibits to this Agreement are hereby incorporated by reference. The captions and headings of this Agreement are included for convenience only and shall not affect the interpretation or construction of this Agreement.

19.13 Survival. The following provisions shall survive the termination or expiration of this Agreement: Sections 11 through 14, Section 17, Section 19, and Section 5 of Exhibit D.

IN WITNESS WHEREOF the parties hereto have entered into this Agreement as of the Effective Date.

COMTEC INCORPORATED		TIME WARNER CABLE INC.

By:	/s/ Peter E. Christensen	By:	/s/ James Jeffcoat
Name:	Peter E. Christensen	Name:	James Jeffcoat
Title:	Chairman	Title:	VP

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT A

FORM OF AFFILIATE ADDENDUM

1. Agreement Reference. Reference is hereby made to that certain Processing and Production Services Agreement (as amended from time to time, the “Agreement”) dated as of                         , 20     between ComTec Incorporated (“ComTec”) and Time Warner Cable Inc. (“TWC”).

2. Acceptance of Agreement. The undersigned Affiliate agrees to be bound by the terms and conditions of the Agreement, which are hereby incorporated by reference into this Affiliate Addendum. All capitalized terms not defined herein shall have the meanings given to such terms in the Agreement if defined therein.

3. Term. The term of this Affiliate Addendum shall be as follows:                                                                                                                                                            .

4. Notices, All notices that may be required or permitted to be given to the undersigned Affiliate pursuant to the Agreement shall be given in accordance with the terms of the Agreement and the address for the undersigned Affiliate shall be as follows:

__________________

__________________

Attn.:

Fax:

5. Modifications. The Agreement is hereby modified as follows:

[Insert any changes to pricing or other terms that will apply to the particular Affiliate. Any terms or conditions that are less favorable to the Affiliate (viewed by itself rather than taken in combination with other terms or conditions) will also require the signature of TWC corporate to this Addendum in order to be valid]

6. Conflict with Agreement. If the terms and conditions set forth in this Addendum shall be in conflict with the Agreement, the terms and conditions of this Addendum shall control but only to the extent that such variation is permitted under Section 19.1 of the Agreement.

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Executed as of the          day of                     , 20    .

COMTEC:

COMTEC INCORPORATED

By:
Name:
Title:

AFFILIATE:

By:
Name:
Title:

[If required under Section 19.1 of the Agreement]

TIME WARNER CABLE INC.

By:
Name:
Title:

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT B

DESCRIPTION OF SERVICES AND PRODUCTS

Under this Agreement, ComTec will produce and distribute each Client’s customer statements, which services for each Client are more particularly described as follows:

•

Daily processing, postal sortation, printing, inserting and full mail distribution of the Client statement and late notice cycle mailings and return to Client type “flat” (special request returns and invoices beyond 7 physical pages) documents.

•	Processing of Client data for proper statement formatting, printing, inserting and delivery distribution requirements.

•	CASS (Coding Accuracy Support System) Certification of all Client requested mailing names.

•	Specific Client related job program development, maintenance and backup to support print and mail application.

•	High-speed simplex and duplex laser printing and “spot color” printing.

•	Forms design, development and support.

•	Bundled Billing of all materials and services.

•	Image files for Customer Service viewing of printed statements.

•	XML files for e-bill presentment to third party if requested.

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT C

PRICING SCHEDULE

(Redacted for confidential treatment)

Pages where confidential treatment has been requested are stamped “Confidential

Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT D

Insurance Requirements

(Redacted for confidential treatment)